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                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-15111 and No. 333-34103) of Advanced Digital Information Corporation of our report dated November 26, 1997 appearing in this Annual Report on Form 10-K.



Price Waterhouse LLP
Seattle, Washington
January 23, 1998